UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 29, 2021
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, Washington 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ITRI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05   Costs Associated with Exit or Disposal Activities.

On October 29, 2021, the Board of Directors of Itron, Inc. (Itron) approved a restructuring plan (the 2021 Projects). The 2021 Projects include activities, in conjunction with the announcement of the sale of certain of our Gas device manufacturing operations (refer to Item 2.06 within this Form 8-K), which drive reductions in certain locations and functional support areas. These projects are to be substantially complete by the end of 2024. Itron estimates pre-tax restructuring charges of $65-75 million. Of the total estimated charge, approximately $60-65 million will result in cash expenditures, and the remainder to non-cash impairment charges. The majority of the expense will be recognized during the fourth quarter of 2021. Once the 2021 Projects are substantially completed, Itron estimates $15-20 million in annualized savings. Certain of Itron’s employees are represented by unions or works councils, which requires consultation, and potential restructuring projects may be subject to regulatory approval, both of which could impact the timing of planned savings in certain jurisdictions.

Item 2.06   Material Impairments.

On November 2, 2021, Itron entered into a definitive securities and asset purchase agreement to sell certain of its Gas device manufacturing and business operations in Europe and North America to Dresser Utility Solutions (Dresser). The sale includes one German subsidiary – Itron GmbH along with its business operations, personnel, and the owned manufacturing facility in Karlsruhe; the business operations, personnel, and assets associated with the leased manufacturing facility in Argenteuil, France; and the business and manufacturing assets maintained at one of our contract manufacturers in North America. The sale of these assets and operations is part of Itron’s continued strategy to improve profitability and focus on growing its higher value businesses throughout the world.

Based on the sales price and the net assets of the businesses sold, Itron concluded on November 2, 2021 that it will recognize a pre-tax loss with a range of $30-40 million upon closure of the sale, which is expected in the first half of 2022. The impairment is driven primarily by the required recognition of $58-62 million in foreign currency translation losses accumulated since the acquisition of the German subsidiary in 2007. The base sale price of this divestiture is $75 million, with adjustments for (1) pension liabilities assumed by Dresser for the active employees estimated at $12-13 million and (2) the final working capital balance, which will be determined as of the close date, and, if the balance is outside the targeted amount, the difference will be settled shortly thereafter. Net assets of the businesses, including allocated goodwill, are $35-40 million. Cash proceeds from the sale are currently estimated at $62-63 million.

Item 7.01   Regulation FD Disclosure.

A copy of the November 3, 2021 press release announcing the sale is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description

99.1	Press Release Dated November 3, 2021.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Exchange Act.

Forward Looking Statements
The information presented in this Current Report on Form 8-K contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical factors nor assurances of future performance. These statements are based on our expectations about, among others, revenues, operations, financial performance, earnings, liquidity, earnings per share, cash flows and restructuring activities including headcount reductions and other cost savings initiatives. . This document reflects our current strategy, plans and expectations and is based on information currently available as of the date of this report on Form 8-K. When we use words such as "expect", "intend", "anticipate", "believe", "plan", "goal", "seek", "project", "estimate", "future", "strategy", "objective", "may", "likely", "should", "will", "will continue", and similar expressions, including related to future periods, they are intended to identify forward-looking statements. Forward-looking statements rely on a number of assumptions and estimates. Although we believe the estimates and assumptions upon which these forward-looking statements are based are reasonable, any of these estimates or assumptions could prove to be inaccurate and the forward-looking statements based on these estimates and assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors. Therefore, you should not rely on any of these forward-looking statements. Some of the factors that we believe could affect our results include our ability to execute on our restructuring plan, our ability to achieve estimated cost savings, the rate and timing of customer demand for our products, rescheduling of current customer orders, changes in estimated liabilities for product warranties, adverse impacts of litigation, changes in laws and regulations, our dependence on new product development and intellectual property, future acquisitions, changes in estimates for stock-based and bonus compensation, increasing volatility in foreign exchange rates, international business risks, uncertainties caused by adverse economic conditions, including, without limitation those resulting from extraordinary events or circumstances such as the COVID-19 pandemic and other factors that are more fully described in Part I, Item 1A: Risk Factors included in our Annual Report on Form 10-K for the year ended December 31, 2020 and other reports on file with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statement, whether written or oral.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ITRON, INC.

	By:	/s/ JOAN S. HOOPER
Dated: November 3, 2021		Joan S. Hooper
Senior Vice President and
Chief Financial Officer